OTHER LONG-TERM ASSETS (Tables)	12 Months Ended
Dec. 31, 2021
Intangible Assets, Net (Excluding Goodwill) [Abstract]
Schedule of Other Long-Term Assets

at December 31	2021	2020
(millions of Canadian $)

Deferred income tax assets (Note 18)	509	177
Employee post-retirement benefits (Note 25)	312	207
Long-term contract assets (Note 5)	249	192
Keystone XL contractual recoveries (Note 6)	50	—
Fair value of derivative contracts (Note 26)	48	41
Capital projects in development[1]	14	231
Other	221	131
	1,403	979
1Following the revocation of the Presidential Permit for the Keystone XL pipeline project on January 20, 2021, the Company recognized a pre-tax asset impairment charge of $3,126 million, of which $2,896 million was related to Keystone XL assets under construction and $230 million was related to associated capital projects in development. Refer to Note 6, Keystone XL, for additional information.